[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.49

AMENDMENT NO. 8 TO COLLABORATION

AND OPTION AGREEMENT

This Amendment No. 8 to the Agreement (this “Amendment No. 8”) is entered into as of November 30, 2016 (the “Amendment Effective Date”) by and between Cytokinetics, Incorporated (“Cytokinetics” or “CK”), a Delaware corporation, having its principal place of business at 280 East Grand Ave., South San Francisco, California 94080 and Amgen Inc., a Delaware corporation having its principal place of business at One Amgen Center Drive, Thousand Oaks, California 91320 (“Amgen”).

WHEREAS, Cytokinetics and Amgen are parties to that certain Collaboration and Option Agreement dated December 29, 2006, as amended (the “Agreement”);

WHEREAS, the Parties wish to amend the Milestone Event with respect to initiation of the [*] Phase III clinical trial of omecamtiv mecarbil (also known as CK-452) as a [*] Compound;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CK and Amgen, intending to be legally bound, agree to amend the Agreement as set forth below.

1.	Definitions. Capitalized terms used herein and not otherwise defined have the meaning ascribed in the Agreement.
2.

Phase III Initiation Milestone.  The Parties hereby agree that, with respect to Table 13.3.1 of the Agreement and CK-452 as a [*] Compound [*], the Milestone Event for Phase III Initiation for CK-452 as a [*] Compound shall be deemed to have occurred on the Amendment Effective Date.

Except as expressly set forth herein, all of the terms and conditions of the Agreement will remain in full force and effect. This Amendment No. 8 constitutes the entire agreement between the Parties as to its subject matter, and supersedes and merges all prior negotiations, representations, agreements and understandings regarding the same.

{Signatures follow on the next page}

Amgen Inc.

By:  /s/ Sean E. Harper

Name: Sean E. Harper

Title:  EVP Research & Development

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 8 as of the Amendment Effective Date.

Cytokinetics, Inc.

By:  /s/ Robert I. Blum

Name: Robert I. Blum

Title:  President and CEO